Exhibit 99.1

Arch Therapeutics Receives Notice of Allowance for New Patent in the United States

Patent broadens self-assembling peptide technology portfolio

FRAMINGHAM, MA – December 3, 2015 -- Arch Therapeutics, Inc. (OTCQB: ARTH) (“Arch” or the “Company”), developer of the AC5 Surgical Hemostatic Device™ (AC5™) for use in controlling bleeding and fluid loss in order to provide faster and safer surgical and interventional care, is pleased to announce that the U.S. Patent Office has allowed a broad patent on the use of its self-assembling technology to prevent the formation of adhesions.

Arch has filed patent applications and has worldwide exclusive rights to intellectual property assigned jointly to the Massachusetts Institute of Technology (MIT) and Versitech Limited, the technology transfer company of the University of Hong Kong. The applications and rights cover self-assembling compositions and methods of making and using such compositions for medical applications including preventing bleeding; preventing the movement of bodily fluids, contaminants, etc., within or on the human body; preventing adhesions; treatment of leaky or damaged tight junctions; and reinforcement of weak or damaged vessels, such as aneurysms, with patents covering this technology in the United States, Europe, Japan, Canada, Australia, Hong Kong and China. Additional patent applications are pending in multiple jurisdictions.

About Arch Therapeutics, Inc.

Arch Therapeutics, Inc. is a medical device company developing a novel approach to stop bleeding (hemostasis) and control leaking (sealant) during surgery and trauma care. Arch is developing products based on an innovative self-assembling peptide technology platform to make surgery and interventional care faster and safer for patients. Arch’s flagship development stage product candidate, known as the AC5 Surgical Hemostatic Device™, is being designed to achieve hemostasis in minimally invasive and open surgical procedures.

Notice Regarding Forward-Looking Statements

This news release contains “forward-looking statements” as that term is defined in Section 27(a) of the Securities Act of 1933, as amended, and Section 21(e) of the Securities Exchange Act of 1934, as amended. Statements in this press release that are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, among other things, references to novel technologies and methods, our business and product development plans and projections, or market information. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, the inherent uncertainties associated with developing new products or technologies and operating as a development stage company, our ability to retain important members of our management team and attract other qualified personnel, our ability to raise the additional funding we will need to continue to pursue our business and product development plans, our ability to obtain required regulatory approvals, our ability to develop and commercialize products based on our technology platform, and market conditions. These forward-looking statements are made as of the date of this news release, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Although we believe that any beliefs, plans, expectations and intentions contained in this press release are reasonable, there can be no assurance that any such beliefs, plans, expectations or intentions will prove to be accurate. Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in the reports and other documents we file with the SEC, available at www.sec.gov.

On Behalf of the Board,

Terrence W. Norchi, MD

Arch Therapeutics, Inc.

Contact:

ARTH Investor Relations

Toll Free: +1-855-340-ARTH (2784) (US and Canada)

Email: investors@archtherapeutics.com

Website: www.archtherapeutics.com

or

Richard Davis

Chief Financial Officer

Arch Therapeutics, Inc.

Phone: 617-431-2308

Email: rdavis@archtherapeutics.com

Website: www.archtherapeutics.com